                                                                    EXHIBIT (10)

SINGLE LIFE
APPLICATION
PART I


NEW YORK LIFE INSURANCE COMPANY
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NYLIFE INSURANCE COMPANY OF ARIZONA

SINGLE LIFE

                                                                         [PHOTO]

998-501

------------------------------------------------------------------------------------------------------------------------------------
GENERAL REQUIREMENTS FOR VARIOUS TYPES OF REQUESTED ACTIONS
------------------------------------------------------------------------------------------------------------------------------------
      ACTION REQUESTED               ENTRY IN HEADING                              QUESTIONS REQUIRING AN ANSWER
------------------------------------------------------------------------------------------------------------------------------------
Amending Previous                 Insert application date in    Ques. 1, 2-7 for application items being amended; 8 & 9 if cash
Application (Policy not           "Amend Application Dated"     being paid; 18 to delete riders; 21 (unless a required Part II not
delivered)                                                      yet completed or unless temporary coverage is still in effect and change does not increase risk).
------------------------------------------------------------------------------------------------------------------------------------
Add-on rider, increase in face    Insert Policy Number in       Ques. 1, 2 for add-on, 6, 8, 9, 11-13; also 14-17 for new coverage
amount of policy (for UL/Target   "Change Request" and check    within Simplified Underwriting limits." For Increase.
Life and VUL) only on policies    Box                                                              ---------------------------
issued after 1/1/85                                             indicate "Increase Face Amount to $                           "
                                                                in Ques. 18.                       ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
PPO/GIO or TEmPPO                 Check "GIO/PPO/GIR/SPO"       Ques. 1, 2, 4-7, 9, and 22. For UL/Target Life, indicate "Increase
Option, GIR Option to             Box, and insert basic Policy                  ------------------
increase face amount of           Number                        Face Amount to $                  " in Ques. 18 instead of
UL/Target Life or VUL Policy                                                    ------------------
                                                                completing Ques. 2 Completion of Ques. 12 is required only if necessary, e.g., where the original policy was issued prior to age
                                                                18.
------------------------------------------------------------------------------------------------------------------------------------
Term Conversion                   Insert Policy Number and      Ques. 1, 2, 4, 5 (attained age only), 6, 7, 9, and 23. Completion
                                  check appropriate             of Ques. 12 is required only if necessary, e.g., where the original
                                  "Conversion" Boxes            policy was issued prior to age 18.
------------------------------------------------------------------------------------------------------------------------------------
Reinstatement                     Insert Policy Number and      Within 6 mos. if underwriting required; Ques. 1, 8, 9, 12, 13, 14-
                                  check "Reinstatement" Box     17."
------------------------------------------------------------------------------------------------------------------------------------
Reduction in Rating               Insert Policy Number and      Ques. 1, 8, 12, and 13. In Ques. 18, enter "Request for Reduction
                                  check "Change Request" Box                  ----------------------
                                                                of Rating for                       ."
                                                                              ----------------------
------------------------------------------------------------------------------------------------------------------------------------
Reconsideration for Non-          Insert Policy Number and      Ques. 1, 8, 12, and 13. In Ques. 18, enter "Request for
Smoker or Preferred Risk          check "Change Request" Box                       ---------------------
                                                                Reconsideration to                      ."
                                                                                   ---------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
If cash is being paid with amendment, the total cash paid must be at least one month's premium for the policy on the changed basis. Only the indicated changes, including deletions, will be made.
--------------------------------------------------------------------------------
If Ques. 8(a) or 8(b) are answered "Yes", cash may not be paid and Simplified Underwriting is not available - Part II required. See "Quick check card 13047" and Agents' Manual. Sect. UND VI for coverage beyond Simplified Und. limits.
--------------------------------------------------------------------------------
For amounts in excess of option amounts, see Agents' Manual. Section UND
VI.
--------------------------------------------------------------------------------
For additional coverage: Ques. 8, 12, 13. Also 14-17 if a Simplified Underwriting case.*
--------------------------------------------------------------------------------
After 6 mos.: See Agents' Manual. Section UND VI.
--------------------------------------------------------------------------------
APS if required. See Agts.' Manual for appropriate Part II's. Occupation: in Ques. 18, give dates and describe occupations in last 5 years or since issue date, if less. Avocation or Aviation: From 7663. Driving Record: Give Lic. No. in Q.1.
--------------------------------------------------------------------------------
Simplified Und. or Appropriate Part II. See Agents' Manual, Section UND VI.
--------------------------------------------------------------------------------
*If a Part II is required, omit Questions 14-17.
--------------------------------------------------------------------------------
GENERAL BENEFICIARY INSTRUCTIONS FOR COMPLETING APPLICATION

1. Complete Section A (Standard Beneficiary Designations) or Section B (Named Beneficiary). Do not complete both sections. Only one box can be checked in Section A. If more than one box applies, use Section B.
2. Always include first and last name and middle initial (if applicable) i.e. Jane M. Smith

SECTION B-NAMED BENEFICIARY INSTRUCTIONS
Specify order, shares (in fractions), full name of beneficiary(s) and relationships(s) to Insured.

EXAMPLE                         CLASS                          BENEFICIARY NAME            SHARES                      RELATIONSHIP
Fractional Shares:              1st                            Mary Doe                    3/4                         spouse
                                2nd                            John Doe                                                son
                                1st                            Jane Doe                    1/4                         mother
------------------------------------------------------------------------------------------------------------------------------------
Split Dollar:                   1st                            ABS Corporation             A
                                1st                            Mary Doe                    B                           spouse
------------------------------------------------------------------------------------------------------------------------------------
Other Covered Insureds:
  Primary Insured:              1st                            Mary Doe                                                spouse
  Other Covered Insured:        1st                            John Doe                                                spouse
------------------------------------------------------------------------------------------------------------------------------------
Creditors:                      1st                            ABC Inc as its interests may appear
                                1st                            Balance to Mary Doe. spouse
------------------------------------------------------------------------------------------------------------------------------------
Last Will And Testament:        1st                            United Bank of Missouri as trustee under will dated September 14,
                                                               1984
------------------------------------------------------------------------------------------------------------------------------------
*For Split Dollar, Must indicate Part A and Part B beneficiary. In question 3, check off whether Basic or Estate, and Contributory or Non-Contributory.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               NAMES AND ADDRESSES OF FOUR FRIENDS AND RELATIVES

1.                                       3.
  ------------------------------------     -------------------------------------

  ------------------------------------     -------------------------------------
2.                                       4.
  ------------------------------------     -------------------------------------

  ------------------------------------     -------------------------------------

RF575101
                    LIFE INSURANCE APPLICATION (PART I) TO:
[] NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Ave., New York, NY 10010
[] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corp.)
   51 Madison Ave., NY, NY 10010
[] NYLIFE INSURANCE COMPANY OF ARIZONA (NOT LICENSED IN EVERY STATE)
   2398 E. Camelback Rd. Suite 500, Phoenix, AZ 85016

[NEW YORK LIFE LOGO]

[] New            [] Amend Application        [] Reinstatement    }  Pol. No.              {  [] Conversion [] Alt age [] Orig age
   Application       Dated      /  /          [] Change Request   }          ------------- {  [] GIO/PPO/GIR/SPO

--------------------------------------------------------------------------------
1. PERSON PROPOSED FOR COVERAGE

[] Primary Insured is also an OCI under OCI or 5YT Rider(s)
                                                | | | | |
Sex [] M [] F    Title [] Mr [] Mrs [] Ms []    |_|_|_|_|
First/Mid | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME | | | | | | | | | | | | | | | | | | | | | | | |
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
[] Maiden       | | | | | | | | | | | | | | | | | | | | |
[] Known as     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born  | | | | | | | | | | |
M/D/Y |_|_|/|_|_|/|_|_|_|_|  State, Ctry.
Soc | | | |_| | |_| | | | |  Tax | | |_| | | | | | | |
Sec |_|_|_| |_|_| |_|_|_|_|  ID# |_|_| |_|_|_|_|_|_|_|
Driver's                                State of | | |
License No.                             Issue    |_|_|
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev St
(if within
2 yrs)

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Present
Occupation
and
Duties

Employer
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev Occupation(s)
and
Duties
(within 2 yrs)

Previous
Employer
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Mail                       Telephone  | | | |_| | | |_| | | | |
Address     [] Res [] Bus  (Home)     |_|_|_| |_|_|_| |_|_|_|_|

Best Place                 Telephone  | | | |_| | | |_| | | | |
to Call     [] Res [] Bus  (Business) |_|_|_| |_|_|_| |_|_|_|_|

Best time to call between   | | | | | | AM    | | | | | | AM
(circle AM or PM)      From |_|_|:|_|_| PM to |_|_|:|_|_| PM

------------------------------------------------------------------------------------------------------------------------------------
2. NYLIC                                                        RIDERS                                            DIVIDEND OPTION
------------------------------------------------------------------------------------------------------------------------------------
[ ] WL  [ ] MPWL  [ ] WP         [ ] OPP  [ ] COM    [ ] PPO             [ ]5YTR PI     [ ] MPG    [ ]         [ ] 1YT (Select
                  [ ] ADB          Scheduled Bill    $                   $                                     another option for
                                 $                   [ ] IPTR            [ ] DOT                               balance of dividends)
Face Amount $     $                Unscheduled       $                                              [ ]          [ ] Pd Up Ad
Premium $         [ ] LBR          (Lump Sum)                                                                    [ ] Accum
APL  [ ] Yes                     $                   [ ] UR (See Q.18(a))                                        [ ] Prem
                                                     $                                                           [ ] Cash

------------------------------------------------------------------------------------------------------------------------------------
[ ] Spectra 1          Check any additional riders not automatically included in selected Spectra Life plan.   [ ] 1YT (Select
(includes 5YTR)   [ ] WP         [ ] OPP  [ ] COM    [ ]PPO              [ ] 5YTR PI     [ ] MPG    [ ]        another option for
[ ] Spectra 2     [ ] ADB          Scheduled Bill    $                   $                                     balance of Dividends)
(includes 5YTR)                  $                   [ ] IPTR            [ ] DOT                               [ ] Pd Up Ad
[ ] Spectra 3     $                Unscheduled       $                   $                                     [ ] Accum
(includes DOT &                    (Lump Sum)        [ ] UR (SEE Q.18(a))                                      [ ] Prem
OPP riders)       [ ] LBR        $                                                                             [ ] Cash
Face Amount $
APL  [ ] Yes
----------------------------------------------------------------------------------------------------------------------------------
[ ] 5YT            [ ] WP         [ ] 5YTR PI        [ ] MPG     [ ] ADB                                           (Select one)
                   [ ] LBR        $                                                        [ ]                   [ ] Accum
Face Amount $      $                                                                                             [ ] Prem
                   [ ] MPG                                                                                       [ ] Cash

------------------------------------------------------------------------------------------------------------------------------------
[ ] IPT            [ ] WP        [ ] ADB  [ ] PPO                                                                  (Select one)
                   [ ] LBR       $        $                                                                      [ ] Accum
Face Amount $                                                                                                    [ ] Prem
                                                                                                                 [ ] Cash
Premium $
------------------------------------------------------------------------------------------------------------------------------------
[ ]                [ ]
$
------------------------------------------------------------------------------------------------------------------------------------

998-501                                                                        1

      RF575101

------------------------------------------------------------------------------------------------------------------------------------
NYLAZ                                                        RIDERS
------------------------------------------------------------------------------------------------------------------------------------
[ ] Term to
    Age 90         [ ] WP        [ ] ADB             [ ]

Face Amount $      [ ] LBR       $
------------------------------------------------------------------------------------------------------------------------------------
[ ]                [ ]
$
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
NYLIAC                                            RIDERS
-----------------------------------------------------------------------------------------------------------------------------------
[ ] NYLIAC Accumulator                   [ ] MDW        [ ] ADB        [ ] GIR    [ ] STR   [ ]
    [ ] ULGUIDE [ ] ULCVAT
[ ] NYLIAC Protector                                    $              $          $
    [ ] ULGUIDE [ ] ULCVAT
Face Amount $
          [ ] 1
OPTION {
          [ ] 2
Planned $
Initial $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] VUL Face Amount $                    [ ] MDW        [ ] ADB        [ ] OCI PI                 [ ]
                                         [ ] LBR        $              $
          [ ] 1                          [ ] GIR                       [ ] GMDB
OPTION {                                 $                                 to Age [ ] 70
          [ ] 2                                                            to Age [ ] 80
Sched. $                                                                   to Age [ ] 95
Initial $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Spectra VUL 70 [ ] Spectra VUL 80    [ ] MDW        [ ] ADB        [ ] OCI PI                        [ ]
                                         [ ] GIR        $              $
                                         $                             [ ] LBR
[ ] Spectra VUL 95
          [ ] 1
OPTION {
          [ ] 2
Face Amount $
Sched. $
Initial $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Asset Preserver (UL/LTC)             Submit completed Asset Preserver Application Supplement
Face Amount $
Premium $

Option: [ ] LTC 24
        [ ] LTC 36+
        [ ] LTC 48+
-----------------------------------------------------------------------------------------------------------------------------------
[ ] SPL
Face Amount $                            [ ] LBR     [ ]
Premium $
-----------------------------------------------------------------------------------------------------------------------------------
[ ]                                      [ ]
$
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OR PENDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Yes     No
Do you have other Life Insurance (all Companies) in force                   [ ]     [ ]    If "Yes", Total Amount in all Companies
                                                                            Yes     No     $
Do you have other Life Ins. (all Cos.) pending or issued in last year?      [ ]     [ ]    If "Yes", Company
                                                                                           Amount $           Plan        No.
-----------------------------------------------------------------------------------------------------------------------------------
3. ENDORSEMENTS AND OTHER REQUESTS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Tax Qualified:                      [ ] TSA     [ ] Pens. Trust       [ ] Keogh           [ ] 403(B) [ ]
                                         [ ] 401(A)  [ ] 401(K)            [ ] 457
Split Dollar:                            [ ] Basic   [ ] Estate            [ ] Contributory    [ ] Non-Contributory
Pension Option      [ ] Yes                          "Non-Trsf." Option    [ ] Yes             Reduced Pd. Up at lapse  [ ] Yes
Preliminary Term to M/D/Y     |_|_| / |_|_| / |_|_|_|_|                    (Available on WL, MPWL Only) Note: Policy Date question
                                                                           is not applicable if prelim. term
-----------------------------------------------------------------------------------------------------------------------------------



998-501

RF575101


==================================================================================================================================
4. MODE  [ ] Ann  [ ] Semi [ ] Qrtly [ ] COM  [ ] Nyla  [ ] Gvt  [ ] Arr. for U.S. Tax Qual. Plan [ ]    (All modes not available
                                                                                                         on all plan)
-----------------------------------------------------------------------------------------------------------------------------------


5. POLICY DATE If no "other date" is shown, policy date is:      (c) the option date, if insurability option being exercised; or
(a) later date of Part I and any required Part II, if cash
    paid with Part I; or                                         (d) OTHER

(b) the policy's date of issue, if cash not paid; or                 DATE  M/D/Y   |_|_| / |_|_| / |_|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6. REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
(a) Does the life insurance for which you are applying replace, in whole or in part, any existing life insurance or annuity  Yes No
    contract(s)?                                                                                                             [ ] [ ]
(b) Do you intend, now or in the future, to take a loan against the cash value of any policy presently in force, because
    of the new policy for which you are applying?                                                                            [ ] [ ]
(c) Is the policy for which you are applying the result of a 1035 Exchange?                                                  [ ] [ ]

If "Yes" to any of the above, Name of Insured                                                   Company
            Pol. No.                                  Type of Plan                      Amount $

If more than one policy is being replaced, use "Details, Q.18".
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7. BENEFICIARY (SUBJECT TO CHANGE) COMPLETE SECTION A OR B. MUST COMPLETE SECTION B FOR NON-STANDARD BENEFICIARY.
------------------------------------------------------------------------------------------------------------------------------------

A. Standard Beneficiary Designations (select one)

[ ] Spouse                                                              [ ] Estate

[ ] 1st, Spouse                                                         [ ] 1st, Spouse
    2nd, Children of marriage                                               2nd, Children of marriage and legally adopted
[ ] 1st, Spouse                                                         [ ] 1st, Spouse
    2nd, Children of marriage and named children                            2nd, Named children



[ ] Trust
    Name of Trustee                                 Name of Trust                                  Date of Trust

[ ] Uniform Transfers to Minors
                                   as custodian for               under the                Uniform Transfers/Gifts Minors Act (UTMA)
                                                       (Minor)                 (State)
------------------------------------------------------------------------------------------------------------------------------------


B.[ ] Named Beneficiaries (indicate Order as 1st, 2nd, etc.)
      Order           Full Name                                                                   Relationship






------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
8.  CURRENT HEALTH
------------------------------------------------------------------------------------------------------------------------------------
(a) In the last 2 years: have you been unable to work or unable                                                             Yes No
    to attend school or been disabled for one month or more?                                                                [ ] [ ]
(b) In the last 2 years, have you been in a hospital or other medical
    facility for more than 5 consecutive days?                                                                              [ ] [ ]
Note: If "Yes" to either part of Question 8, cash CANNOT be paid and an
Application Part II must be completed in all cases.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
9(a). Answer if cash is intended to be paid with this application. Is it agreed that cash will be received subject to the   Yes No
      terms of the attached receipt, that any coverage will be provided only as stated in the attached receipt and only if  [ ] [ ]
      all conditions to coverage are met, and that any such coverage will be temporary and limited in amount?
   If "No" to 9(a), or if Questions 8(a) or 8(b) are answered "Yes", cash cannot be paid.
     (b) TOTAL CASH PAID? $                                         If amendment, cash previously paid: $
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
10. Is a spouse or dependent child applying for SCI/CI Ins. coverage? (If yes, this form must
not be used; use Multilife application form)                                                                      Yes [ ]   No [ ]
------------------------------------------------------------------------------------------------------------------------------------
11. INSURANCE ON CHILD Answer if Proposed Insured is under 14 yrs. 6 mos.
    (explain any "No" in Details, Q. 18.1.)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                           Yes No
    (a) Is Applicant a parent or legal guardian (attach proof of guardianship) of Proposed Insured? ...................... [ ] [ ]
    (b) Is Applicant employed and providing Proposed Insured's main support? ............................................. [ ] [ ]
    (c) Is all life insurance in force on Applicant at least equal to that on Proposed Insured? .......................... [ ] [ ]
        If Child resides in NY and age is over 4 yrs 6 mos is amount in force on applicant at least equal to 2 times amount on Child? ................................................................................................. [ ] [ ]
        If Child resides in NY and age is under 4 yrs 6 mos is amount in force on applicant at least equal to 4 times amount on Child? ................................................................................................. [ ] [ ]
    (d) Are all other children in family insured or to be insured for an amount at least equal to that on Proposed
        Insured? ......................................................................................................... [ ] [ ]
----------------------------------------------------------------------------------------------------------------------------------

998-501                                                                      3

RF575101

------------------------------------------------------------------------------------------------------------------------------------
12. TOBACCO/NICOTINE
------------------------------------------------------------------------------------------------------------------------------------
If age 18 or over on Policy Date, have you used tobacco or nicotine in any form, in the last 5 years?.....................YES  NO
If "Yes", indicate type used                    date of last use (Mo/Yr)    /                                             [ ]  [ ]
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
13.  UNDERWRITING DATA
------------------------------------------------------------------------------------------------------------------------------------
(a)  In last 2 years, have you engaged in or do you
     now intend to engage in? If "Yes", submit Form
     7663
      aircraft flying, other than as a passenger       [ ]YES   [ ]NO
      motorcycle driving                               [ ]YES   [ ]NO
      snowmobile driving                               [ ]YES   [ ]NO
      motorized racing                                 [ ]YES   [ ]NO
      scuba diving                                     [ ]YES   [ ]NO
      ballooning                                       [ ]YES   [ ]NO
      parachuting                                      [ ]YES   [ ]NO
      hang gliding                                     [ ]YES   [ ]NO
      ultralight flying                                [ ]YES   [ ]NO
      mountaineering                                   [ ]YES   [ ]NO
      rodeo riding                                     [ ]YES   [ ]NO
      Each part of this ques. is answered:                      [ ]NO
------------------------------------------------------------------------------------------------------------------------------------
(b) Do you have a current driver's license?                                                                               YES   NO
                                                                                                                          [ ]  [ ]
------------------------------------------------------------------------------------------------------------------------------------
(c) In the last 5 years, have you had your driver's
    license suspended or revoked? If yes, give                                                                            YES   NO
    details, dates, driver's license # and                                                                                [ ]   [ ]
    state of license in Details, Q. 18.
------------------------------------------------------------------------------------------------------------------------------------
(d) In last 5 years, have you been arrested,
    convicted or imprisoned for any reason?                                                                               YES   NO
    If yes, give details in Q. 18.                                                                                        [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
(e) Are you a citizen of the United States?                                                                               YES   NO
    If no, give country of citizenship in Q. 18.                                                                          [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
(f) In last 2 years, have you traveled or
    resided outside the U.S. or Canada or
    do you intend to do so within the next 12 months?
    If yes, give Where, When, How long in Details,                                                                        YES   NO
    Q. 18.                                                                                                                [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
(g) In last 2 years, have you been declined for
    issue, reinstatement or renewal of any type
    of Life or Health Insurance? If yes, give                                                                             YES   NO
    Company name and reason in Details, Q. 18.                                                                            [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
Details are required for all "Yes" answers to Question 14-17. Do not answer 14-17 if a Part is required.

----------------------------------------------------------------------------------------------------------------------------------
14. MEDICAL UNDERWRITING
----------------------------------------------------------------------------------------------------------------------------------
(a) In last 10 years have you
    had or been treated for:
      heart disorder                    [ ] Yes  [ ] No
      angina                            [ ] Yes  [ ] No
      stroke                            [ ] Yes  [ ] No
      irregular pulse                   [ ] Yes  [ ] No
      hypertension                      [ ] Yes  [ ] No
      diabetes                          [ ] Yes  [ ] No
      cancer                            [ ] Yes  [ ] No
      tumor                             [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(b) In last 10 years have you
    been counseled, treated, or
    hospitalized for:
      psychiatric condition             [ ] Yes  [ ] No
      emotional condition               [ ] Yes  [ ] No
      mental health condition           [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(c) In last 10 years have you used
      cocaine                           [ ] Yes  [ ] No
    or other controlled substance        [ ] Yes  [ ] No
    or have you been counseled,
      treated or hospitalized for
      drug use                          [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(d) In last 10 years have you been
      absent from work because of
      alcohol use                       [ ] Yes  [ ] No
    or have you been counseled,
      treated or hospitalized for
      alcohol use                       [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
15. In last 2 years have you had or
    been treated for:
    (a) unexplained weight loss         [ ] Yes  [ ] No
        swollen glands                  [ ] Yes  [ ] No
        recurring diarrhea              [ ] Yes  [ ] No
        recurring fever                 [ ] Yes  [ ] No
        recurring infection             [ ] Yes  [ ] No
        persistent cough                [ ] Yes  [ ] No
        pneumonia                       [ ] Yes  [ ] No
        thrush                          [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
    (b) edema                           [ ] Yes  [ ] No
        transient visual loss           [ ] Yes  [ ] No
        muscle weakness                 [ ] Yes  [ ] No
        back or spine disorder          [ ] Yes  [ ] No
        shortness of breath             [ ] Yes  [ ] No
        internal bleeding               [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
16. In last 5 years have you had
    or been treated for:
    (a) chronic respiratory disorder    [ ] Yes  [ ] No
        kidney disorder                 [ ] Yes  [ ] No
        intestinal disorder             [ ] Yes  [ ] No
        blood disorder                  [ ] Yes  [ ] No
        circulatory disorder            [ ] Yes  [ ] No
        seizures                        [ ] Yes  [ ] No
        other nervous system disorder   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
    (b) liver disorder                  [ ] Yes  [ ] No
        pancreas disorder               [ ] Yes  [ ] No
        immune system disorder
        (including AIDS or AIDS-
        Related Complex)                [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
17. Your height (ft., in.)                       Your weight (lbs.)

----------------------------------------------------------------------------------------------------------------------------------


998-501                                                                       4

RF575101
================================================================================
18. Details: Give nature and severity, dates and duration, treatment, including prescription medication, and results for each "Yes" answer to questions 14, 15 and 16. Also use this space for any other additional details and special requests. (Indicate Ques. No. if applicable).

Q.#   |Details                                                               |Name, Addr of Dr./Hosp.
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|-----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
------|----------------------------------------------------------------------|----------------------------------------------------
      |                                                                      |
======|===========================================================================================================================
18(a) |     Answer for UR rider only:
   2  |     Have you been continuously employed for the past two years?              [ ] Yes   [ ] No
      |     Have you received unemployment benefits in the last two years?           [ ] Yes   [ ] No
==================================================================================================================================
19. APPLICANT (IF NOT PROPOSED INSURED)               |
-------------------------------------------------------
First/Mid|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            Street
Name

LAST NAME|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            City
& Suffix

Born         |_|_|/|_|_|/|_|_|_|_|                                State     |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|
M/D/Y

Soc    |_|_|_|-|_|_|-|_|_|_|_| Tax|_|_|-|_|_|_|_|_|_|_|           Employer
Sec                            ID#
                                                                  Business
                                                                  Street
Relationship to Proposed Insured
[ ] Spouse  [ ] Parent [ ] Employer [ ] UTMA [ ]
                                                                  City
Address  [ ] Same as PI Res  [ ] Same as PI Bus                                                           Mail
         [ ] other as follows                                     State    |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|Address  [ ] Res [ ] Bus


==================================================================================================================================
20. OWNER (IF NOT PROPOSED INSURED)                   |
-------------------------------------------------------
First/Mid|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            Street
Name

LAST NAME|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            City
& Suffix

Born         |_|_|/|_|_|/|_|_|_|_|                                State     |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|
M/D/Y
                                                                  If Corp.,                              Date |_|_|_|_|_|_|
Soc    |_|_|_|-|_|_|-|_|_|_|_| Tax|_|_|-|_|_|_|_|_|_|_|           Where Inc.                             Inc.  MO  DAY  YR
Sec                            ID#
                                                                  Successor Owner       Relationship
Relationship to Proposed Insured                                  [ ] PI  [ ] as below  to Prop Insd
[ ] Spouse [ ] Parent [ ] Employer [ ] UTMA [ ]
    Are you a citizen of the United States? [ ] Yes [ ] No        Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

    If no, give country of citizenship

Mailing Address  [ ] Same as PI's  [ ] Same as Applic's  [ ] other as follows

[ ] Check if multiple owners. Give additional name, birthdate, SS#, relationship in Details, Question 18. Unless otherwise specified in Question 18, if more than one owner is shown, ownership will be joint with right of survivorship.
==================================================================================================================================
21. AMENDING APPLICATION PREVIOUSLY SUBMITTED.
----------------------------------------------------------------------------------------------------------------------------------
    Since the date the application for the policy (including any Part II) was completed, have you                    Yes     No
    (a) been admitted to a hospital, sanitarium, or other medical facility? If "Yes" to (a), submit a new             [ ]   [ ]
    application Part II.
    (b) had any illness, or consulted any physician or practitioner for any reason? If "Yes" to (b), give             [ ]   [ ]
    full details in Q. 18.
==================================================================================================================================

998-501                                                                        5

==================================================================================================================================
22. EXERCISING A GUARANTEED INSURABILITY OPTION.
----------------------------------------------------------------------------------------------------------------------------------
    (a) Option Date                                                        (b) [ ] Scheduled Option Date [ ] Alternate Option Date

    (c) If Alternate Option Date [ ] date of marriage [ ] birth [ ] adoption   Mo.    Day    Year       Submit proof of event
==================================================================================================================================
23. EXERCISING CONVERSION PRIVILEGE FROM TERM COVERAGE TO PERMANENT INSURANCE
----------------------------------------------------------------------------------------------------------------------------------

The Insurer is requested to issue the policy applied for on the Age Basis selected and continue the following Rider(s) to the
Policy(ies) listed on Page 1 of this application, as indicated below, when the policy applied for takes effect.

Age Basis                     Convert All:                  Convert Partial:
[ ]  Attained Age             [ ]  term policy              [ ]  Term policy (with pro rata reduction of any ADB)
[ ]  Original Age             [ ]  term rider               $                 amount remaining as term policy
                              [ ]  1 YT Div Opt             [ ]  Term rider
                              [ ]  OCI/5YTR                 $                 amount remaining as term rider

Does the coverage to be converted include Waiver of Premium Benefit?                        [ ] Yes   [ ] No
     If "Yes", does the Insured have any disability which prevents him or her
     from being actively at work?                                                           [ ] Yes   [ ] No
     If "Yes", give dates and details in Q. 18

Is Additional coverage being applied for? [ ] Yes [ ] No  If "Yes", refer to General Requirements for Various Types of Requested
Actions

===============================================================================
THOSE PERSONS WHO SIGN BELOW AGREE THAT:

1. All of the statements which are part of the application are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up any of NYLIC's, NYLIAC's, or NYLAZ's rights or requirements.

3. "Cash Paid" with the application, with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the receipt are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4. To put a policy or benefit issued in response to this application in force, the policy or written evidence of the benefit must be delivered to the Applicant and the full first premium paid while the person to be covered is living. If temporary coverage, with respect to a policy or benefit, is not in effect at time of delivery, there must not have been any material change in the insurability of that person, as described by the statements in the application; this means that these statements must still be complete and true as if made at the time of delivery.

    However, if the policy or benefit is being applied for under the terms of a conversion privilege or guaranteed insurability option, and NYLIC's, NYLIAC's, or NYLAZ's approval is not required to put it in force, the policy or benefit will take effect as soon as the requirements of that privilege or option have been met.

----------------------------------------------------------------------------
5. Under penalties of perjury, I (as the owner named in Question 1 or 20) certify that (1) the Social Security or Employer ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (write "awaiting TIN" in Question
    20) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. (Cross out Item 2 if the IRS has notified you that you are subject to backup withholding.)

       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING
--------------------------------------------------------------------------------


Dated at                                          on Mo/Day/Yr      / /

I certify I have truly and accurately                                                          Signature of Applicant
recorded all answers given to me.


Witness                                           Other Required Signature                     Signature of Owner if other than
                                                                                               Applicant

                                     Agent

                                                                                               Signature of Proposed Insured, if
                                                                                               other than Applicant


Countersigned by Lic. resident agt. (if reqd.)    Signature of Parent if Proposed Insured is
                                                  under 14 yrs. 6 mos. and Parent has not
                                                  signed as Applicant

Countersign Code# Surname                                                                      Title if signed on behalf of
                                                                                               corporation, trust, etc.


                                                    Print Agent's Name

               The signatures above apply to the application and the certification of Taxpayer Identification Number
==================================================================================================================================

998-501

                                 ACKNOWLEDGEMENT
       I have been given a copy of "Information Practices Related to Underwriting Your Application" which tells how New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance Company of Arizona obtain and use data about me. It includes the notice required by the state and federal Fair Credit Reporting Acts and a description of MIB, Inc. (Medical Information Bureau).
                                  AUTHORIZATION
       (In this Authorization, "the Insurer" means New York Life Insurance Company, New York Life Insurance and Annuity Corporation, or NYLIFE Insurance Company of Arizona, whichever applies.) In order to see if (and on what basis) I qualify for insurance or for the benefits which that insurance may provide, I authorize the following:
MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers data and copies of records that they may have about my physical and mental health. The data and records may include important history, findings, diagnoses and treatment.
OTHER UNDERWRITING INFORMATION MIB and other insurance companies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.
EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.
INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation. IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization. RELEASE OF INFORMATION TO OTHERS When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating to the AIDS virus.
       I also authorize the release of these same types of data about any of my children who are to be insured.
       This authorization shall be valid for 30 months from the date shown below. A photocopy of it shall be as valid as the original.
       In giving this authorization, I release the above parties from all liability in the securing and use of the above underwriting data.

Date                ,       Witness
     --------------- -----          --------------------   ----------------------------------------    -----------------------------
                                                   Agent    Signature of Parent or Guardian if the     Signature of Proposed Insured
                                                              Prop. Insd. is under 14 yrs. 6 mos.

              17852 2-99(S)
--------------------------------------------------------------------------------
              RF575101
                            [] NEW YORK LIFE INSURANCE COMPANY
                            [] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            [] NYLIFE INSURANCE COMPANY OF ARIZONA
                            (In this receipt, "we" and "our" mean the Insurer checked above.)

Received from                                           , on
              ------------------------------------------     -------------------

the sum of                                                Dollars ($          ).
          -----------------------------------------------           ----------
This amount is specified in Question 9 of Part I of an application bearing the same date and number as this receipt. This payment is received subject to the provisions of this receipt and its Conditional Temporary Coverage Agreement below.
       If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Conditional Temporary Coverage Agreement below.
       Any check tendered must be made payable to New York Life Insurance Company, New York Life Insurance and Annuity Corporation, or NYLIFE Insurance Company of Arizona as shown above. DO NOT make any check payable to the Agent. DO NOT leave the Payee blank. Any check will be received subject to collection. This receipt is not transferable.


-----------------------------------
          Agent's Signature

          CONDITIONAL TEMPORARY COVERAGE AGREEMENT (LIMITED IN AMOUNT)

1.     COVERAGE NOT PROVIDED. No coverage is provided under this receipt:
       (a) unless all of the Conditions to Coverage in paragraph 2 are fully met;
       (b)    for suicide or intentionally self-inflicted injury;
       (c)    if reinstatement of a policy is being applied for;
       (d) for a policy or benefit that is applied for under the terms of a conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met.
2.     CONDITIONS TO COVERAGE. The Conditions to Coverage are as follows:
       (a) Any required application Part II and any medical or paramedical examination, which is part of the initial requirements for this application, must have been completed;
       (b) All statements which are in the application for the policy, including both Part I and any required Part II, must be complete and true, to the best of the knowledge and belief of those persons who made them;
       (c)    Questions 8(a) and 8(b) must have been answered "No"; and
       (d) The sum paid in exchange for this receipt must be enough to provide a least one month's coverage for the face amount of insurance and under any riders being applied for.
3. AMOUNT OF COVERAGE -- MAXIMUM LIMITATIONS. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions, that would apply under the policy had it become effective. However, THE AGGREGATE LIABILITY on account of all the temporary coverage for all insurers listed above, under this and any other receipt on the person proposed for coverage in the application, for all benefits (including any Accidental Death Benefits and any other benefits) SHALL IN NO EVENT EXCEED $1,000,000 in total; and such liability shall be further limited for any disabil-

998-501
   ity waiver of premium benefit so that it does not exceed $300 per month.

4. DATE COVERAGE BEGINS. The temporary coverage will begin on the LATEST of the following dates:
   (a) The date of completion of any required application Part II and any medical or paramedical examination which is part of the initial requirements for this application;
   (b) The date of this receipt; or
   (c) The policy date as specified in Part I of the application.
   However, where the temporary coverage under this receipt replaces temporary coverage with respect to the same policy under another receipt given for a payment previously made, the temporary coverage under this receipt begins as of the same date that the replaced temporary coverage began.

5. COVERAGE TERMINATES - 90 DAY MAXIMUM. The temporary coverage will terminate on the EARLIEST of the following dates:
   (a) The ninetieth day following the date coverage begins under this receipt;
   (b) The fifth day after we mail to the Applicant(s) notice that the application has been declined:
   (c) The date the Applicant(s) makes written request for a full refund of the payment, in which event all coverage will be void from the start;
   (d) The date the policy is put into force. If and when the policy is put in force, it will replace the temporary coverage under this receipt. In the event, we shall have no liability because of the temporary coverage. this case, the liability shall only be as provided under the policy.

6. REFUND OF PAYMENT.
   (a) If no claim for benefits arises under the temporary coverage, a full refund of the payment made with respect to the policy will be made, if:
       (i)  we decline the application; or
       (ii) a written request for the refund is made not later than 10 days after delivery of the policy (20 days for a Variable Adjustable Life or when required).

   (b) If a claim for benefits arises under the temporary coverage, a refund will be made of an appropriate part of the payment made with respect to the policy, if:
       (i)  we decline the application; or
       (ii) our liability on account of the temporary coverage is, because of paragraph 3, less than it would have been under the policy.

7. LIMITATION ON AUTHORITY. No agent or medical examiner has any right accept risks, make or change contracts, give up any of our rights or requirements, or change the provisions of this receipt.

RF575101

NOT PART OF THE APPLICATION     AGENT'S STATEMENT
--------------------------------------------------------------------------------
                      SECTION A -- ANSWER FOR ALL CASES.
--------------------------------------------------------------------------------

1.     If cash was collected, did you give the receipt and explain that coverage is provided only as stated, and           Yes   No
       that it is temporary and limited in amount? If "No", cash must be refunded. (If Applicant did not give cash,
       then enter, in Q.21 name and address of person who did.)                                                            []    []
2.     a.     Did you ask each question in person, were answers recorded exactly as made to you (also see Section B),
              and were all required signatures obtained in your presence? If "No", explain in Q. 21                        []    []
       b.     Did every person signing this application communicate in English well enough to understand and answer
              each question in English (including those on the Non-Medical Part II, if applicable)?                        []    []
       C.     If Q.2b is answered "No", answer all parts of Q. 2c.:
              - Who acted as interpreter? Agent []; Other []
              - If English was not used as the primary language, which language and/or dialect(s) was the sales
              interview conducted in? [           ]
              - For the purpose of completing any telephone inspection reports, the proposed insured can converse
              comfortably in [           ]
3.     If "Yes" to (a), (b) or (c) in Q.6 in the Application Part I, please provide details in Q. 21.
4.     By reason of this transaction, is replacement involved? If "Yes", give details in Q. 21.                            []    []

--------------------------------------------------------------------------------

5.     (a)    Proposed Insured's County of Residence? [                 ]

       (b)    State where Applicant signed the application? [           ]

              If Florida, county where signed? [                        ]
              Did the Applicant sign by mail? []  Yes [] No
       (c)    If Applicant not Insured, state where Insured signed the
              application? [                                            ]

              If Florida, county where signed? [                        ]
              Did the Insured sign by mail? [] Yes [] No

       (d)    If the Owner is not the applic or the Insured, state where Owner
              signed the application? [                                 ]

              If Florida, county where signed? [                        ]

       (e)    State where the policy will be delivered? [               ]

              If Florida, county of delivery? [                         ]
              Is the policy to be delivered by mail? [] Yes [] No

6.     Estimated Annualized Premium?          Check box if TAS agent []

       $ [                    ]

7.     How well do you know the Primary Insured?
       (check every box that applies).

       (a)    []     Approached by Proposed Insured

       (b)    []     Well, for [        ] years

       (c)    []     Casually [         ] years

       (d)    []     Referral from NYL Agent

       (e)    []     Met on solicitation

       (f)    []     Relative (relationship
                     [                     ])

       (g)    []     Referral from existing Agent

8.     Source?       (a)    []     My Client           (b)    []     Direct Mail          (c)    []     Group Contract
       (d)    []     Client Referral                   (e)    []     Referral from other Advisor/Professional
       (f)    []     Seminar                           (g)    []     Orphan Policyowner   (h)    []     Ad Reply
       (i)    []     Financial Planning client         (j)    []     Agent's Relative     (k)    []     Other
                     (RIA's only)

       ---------------------------------------------------------------

                  ALWAYS ANSWER Q.9 - ADDITIONAL DETAILS IN Q.21

       ---------------------------------------------------------------

9. Market/Needs? Please indicate the Applicant's purpose for purchasing (check only one; if purchase was made to serve multiple purposes, please check the one that was primary).

       A.     Individual Purchase

       (a)    []     Retirement Planning              (b)    []     Estate Planning
       (c)    []     Income to Surviving Spouse       (d)    []     Pension Max
                     and or Children
       (e)    []     College Funding                  (f)    []     Mortgage Protection
       (g)    []     Charitable Giving                (h)    []     Gift to Child/grandchild
       (i)    []     Other
                           -----------------------

Approx. Household Income $ [         ] Approx. Net Worth [           ]

       Spouse/Dependents(# of dependents/minors) Spouse [] Dependents#
                                                                        --------
                                                           Age(s)
                                                                  --------------

Homeowner? [] Yes [] No

Has Employer Sponsored Group Life Insurance or VPD coverage? [] Yes [] No

B.     Employer Sponsored Purchase

(a)    []     Key Employee                            (b)    []     Deferred Comp. Salary continuation
(c)    []     Split Dollar/Carve-out                  (d)    []     Qualified Plan Sale (303, 401K, 457)
(e)    []     Buy Sell/Stock Redemption               (f)    []     Bonus Plan
(g)    []     Vol. Payroll Deduction                  (h)    []     Other
                                                                          ------------------------------

Approximate Net Worth of business [                         ]

If Business, [] Public Co. or []Privately Owned # of employees
                                                  [           ]

--------------------------------------------------------------------------------
                  SECTION B -- ANSWER IF UNDERWRIT1NG REQUIRED
           (I.E., WHEN PART I QUESTIONS 14-17 OR A PART II REQUIRED).
--------------------------------------------------------------------------------

NOTE: It is your responsibility, as the Agent in this case, to disclose information that may affect the underwriting of this application, whether or not such information may appear elsewhere in the application. This includes information obtained after the application is completed.

10. Are you aware of any of the following underwriting factors (past, present or contemplated) that apply to the person proposed for coverage?

                                                                                       Yes     No
       (a)    declination by any company?                                              []      []
       (b)    physical or mental abnormality or handicap?                              []      []
       (c)    hospitalization, surgery, medical treatment, or counseling?              []      []
       (d)    activities in a hazardous avocation or occupation?                       []      []
       (e)    use of tobacco or nicotine in last 5 years?                              []      []
       (f)    alcohol or drug abuse?                                                   []      []
       (g)    arrests, or driver's license suspension or revocation?                   []      []
       (h)    inaccurate weight and/or height reported to you?                         []      []
       (i)    foreign residence or travel?                                             []      []
              If "Yes" to any (a) -- (i), give details in Q. 21 or in a separate letter.
       (j)    Med. Underwriting Rules Chart used? [] A, [] B, [] C, [] P for prior insured, single sum, [] Sel Agt

106 February 1999(S)

------------------------------------------------------------------------------------------------------------------------------------
SECTION C-ALWAYS ANSWER Q. 12 IF THE SUM OF LIFE INSURANCE IN FORCE AND APPLIED FOR ON PROPOSED INSURED IS $50,000 OR MORE, ANSWER
Q.11 AND Q.13.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Total               With WP             ADB Amount
11. Life insurance in force on Proposed Insured (If none, enter "0")
                                                                   ---------------      ----------------      -------------------
    In New York Life, with:        Personal Beneficiary      (a) $                 (b) $                 (c) $
       (incl. subsidiaries)                                        ---------------      ----------------      -------------------

                                                                   ---------------      ----------------      -------------------
                                   Business Beneficiary      (d) $                 (e) $                 (f) $
                                                                   ---------------      ----------------      -------------------

                                                                   ---------------      ----------------      -------------------
    In other companies, with:      Personal Beneficiary      (g) $                 (h) $                 (i) $
                                                                   ---------------      ----------------      -------------------

                                                                   ---------------      ----------------      -------------------
                                   Business Beneficiary      (j) $                 (k) $                 (l) $
                                                                   ---------------      ----------------      -------------------

12. Estimated net worth and income: (If none. enter "0")             Net Worth        Annual Earned Income  Annual Unearned Income
                                                                  ---------------      ----------------      -------------------
    Proposed Insured                                         (a) $                (b) $                 (c) $
                                                                  ---------------      ----------------      -------------------
                                                                  ---------------      ----------------      -------------------
    Owner (if not Proposed Insured)                          (d) $                (e) $                 (f) $
                                                                  ---------------      ----------------      -------------------



13. Insurance on Others? In Q. 21, give names, relationships and amounts of business or personal insurance to be applied for
    (use "A"), pending (use "P") and in force (use "F") on (a) other members of business (e.g., key employees, partners, shareholders) or (b) other family members.



------------------------------------------------------------------------------------------------------------------------------------
   SECTION D-ANSWER IF POLICY TO BE ADDED TO EXISTING PLAN OR ARRANGEMENT OR IF NYL-A-PLAN TYPE OR GOV'T ALLOT. MODE APPLIED FOR.
------------------------------------------------------------------------------------------------------------------------------------

14. Arrangement No. (incl. C-O-M, Nyl-A-Plan, Nyl-A-Plus, KPA, PTA, TSA                                       PAY POINT [ ][ ][ ][ ]
                                                                             (b) [ ] 17916 Type [ ] Nyl-A-Plan (N)[ ] Nyl-A-Plus (S)
                                                                                 [ ] TSA/STEP (T)
15. (a) Nyl-A-Plan or Nyl-A-Plus Name

16. Tax-Qualified Plan: Name

17. Gov't Allot (a) Mil. Service Branch                    (b) Pay Grade      (c) Soc Sec (Ins.) No. of Allotter --

------------------------------------------------------------------------------------------------------------------------------------
                           SECTION E - ANSWER IF TRUSTEE IS APPLICANT, OWNER, SUCCESSOR OWNER, OR PAYOR.
------------------------------------------------------------------------------------------------------------------------------------
18. Date of Trust                                            20. Certified copy of Trust (and last amendment, if any) or Form 20885
19. Date of last amendment, if any                               [ ] has been or will be forwarded [ ] furnished with Policy No.
------------------------------------------------------------------------------------------------------------------------------------
21. Remarks, Additional Details
                                 ---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I DECLARE THAT: (a) the application was secured by me personally, and that I have no understanding or agreement with any other person, directly or indirectly, as to commissions or compensation on any policy applied for, except as may be specified below, and
(b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or to any other person.
                                                                                          ------------------------------------------
I HEREWITH SUBMIT the cash collected with this application.   Date

                                                                                                                         "OFFICE"
Share%     Code No.           Surname                                                                                  Date Received
Any other person(s) sharing commission                                       Signature                                  Stamp Here
Share%     Code No.           Surname    Sign below
                                                                                          ------------------------------------------



  106 February 1999 (S)

[NEW YORK LIFE LOGO]

NEW YORK LIFE INSURANCE COMPANY
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A DELAWARE CORPORATION) 51 MADISON AVENUE NEW YORK, NY 10010

NYLIFE INSURANCE COMPANY OF ARIZONA (NOT LICENSED IN EVERY STATE)
2398 E. CAMELBACK ROAD, SUITE 500 PHOENIX, AZ 85016
===============================================================================
                    CHECK-O-MATIC (C-O-M) ARRANGEMENT TERMS
         (BASE PLAN AND/OR OPTION TO PURCHASE PAID-UP ADDITIONS RIDER):

1. New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as indicated below, will direct the transfer of funds from the account you have designated. This transfer will be used to pay premiums on the policy (policies) and/or monthly Option to Purchase Paid-up Additions (OPP) premiums as shown below. This will be done each month under a regular schedule established by us. We will not send premium notices while this arrangement is in effect.

2. This arrangement does not change the premium due dates specified in the policy and it does not extend any of the grace periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.

3. Any policy included under this arrangement is subject to our minimum and maximum premium and OPP premium rules.

4. For in-force policies the arrangement will apply to the policies shown below and will cover all future premiums and any current premiums that have not yet been paid.

                     PLEASE DETACH AND COMPLETE THIS FORM.
   PLEASE REFER TO PAGE 2 FOR INSTRUCTIONS AND TO REPORT A CHANGE OF ADDRESS.
-------------------------------------------------------------------------------
                       CHECK-O-MATIC (C-O-M) REQUEST FORM

A. SELECT APPLICABLE INSURER (select only one): [ ] New York Life Insurance Company OR [ ] New York Life Insurance and Annuity Corporation OR [ ] NYLIFE Insurance Company of Arizona
-------------------------------------------------------------------------------

B. POLICY INFORMATION:
1. CHECK [ ] Single C-O-M [ ] Multiple C-O-M [ ] Add to C-O-M [ ] C-O-M OPP [ ] OPP Level Change [ ] Account Change
2. ENTER NAME OF (PROPOSED) INSURED/ANNUITANT, POLICY NO. AND C-O-M INFORMATION IF APPLICABLE:

     Name of (Proposed) Insured/Annuitant         Policy No.     C-O-M     C-O-M OPP      If Adding To An
                                                                Premium    Premium        Inforce C-O-M,
                                                                                          Provide Case Ref.
                                                                                          No. or Pol. No.(s)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

C. AUTHORIZATION:
I understand that I may stop this payment arrangement by giving written notice to the Insurer. The owner of each policy may stop it for his or her own policy. The arrangement ends on the day the Insurer receives the notice.

I (we) authorize New York Life Insurance Company or one of its subsidiaries to make monthly withdrawals from the account named below. I (we) also authorize the Financial Organization shown on the ENCLOSED SAMPLE CHECK OR PAYMENT CHECK, to debit my (our) account accordingly.

NAME AND ADDRESS OF FINANCIAL ORGANIZATION
                                          -------------------------------------

-------------------------------------------------------------------------------
NAME OF DEPOSITOR(S)                        SIGNATURE OF DEPOSITOR(S)
as shown on                                 as shown on
Financial      (1)                          Financial  X
                 -----------------------                ------------------------
Organization's                              Organization's
records                                     records or other
(Please Print) (2)                          Authorized X
                 -----------------------                ------------------------
                                            Signature

                                            DATE
                                                --------------------

                                  INSTRUCTIONS
-------------------------------------------------------------------------------
IMPORTANT:
1) NEW YORK LIFE INSURANCE COMPANY, NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) AND NYLIFE INSURANCE COMPANY OF ARIZONA POLICIES CANNOT BE INCLUDED TOGETHER IN THE SAME CHECK-O-MATIC ARRANGEMENT. USE A SEPARATE REQUEST FORM FOR EACH INSURER.

2) NYLIAC LIFE INSURANCE POLICIES AND NYLIAC ANNIUTY POLICIES ALSO CANNOT BE INCLUDED IN THE SAME NYLIAC CHECK-O-MATIC ARRANGEMENT.
-------------------------------------------------------------------------------
1. IN SECTION A. (SELECT APPLICABLE INSURER), please indicate: New York Life Insurance Company OR New York Life Insurance and Annuity Corporation OR NYLIFE Insurance Company of Arizona C-O-M arrangement.

2. IN SECTION B. (POLICY INFORMATION), please always print the name of the (Proposed) Insured/Annuitant and the policy no. Also fill in any other applicable parts of this section. If other policies exist on this arrangement, agents please provide the case reference number or policy number(s).

3.   PLEASE COMPLETE SECTION C. (AUTHORIZATION) IF:
     a) you are authorizing the establishment of a new C-O-M arrangement under a checking account which is not now being used for this purpose, or
     b) you are authorizing the establishment of, or changing the level of, an OPP C-O-M arrangement under a checking account which is not being used for this purpose, or
     c) you are changing financial organizations, branches or accounts.


4.   PLEASE INCLUDE A SAMPLE CHECK MARKED VOID UNLESS:
     a) The policy is being added to an existing C-O-M arrangement with the same Insurer and there is no change in the account being used, or
     b) the policy to which the OPP Rider is attached is already on a C-O-M arrangement, or
     c) payment is being made by check on the account to be used for the arrangement and the check accompanies this form.

-------------------------------------------------------------------------------



                     THANK YOU FOR CHOOSING CHECK-O-MATIC,

                  THE MOST EFFICIENT WAY TO PAY YOUR PREMIUMS.





-------------------------------------------------------------------------------